SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   Form 8-K

                                CURRENT REPORT



    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  April 1, 1996



                                 PACIFIC BELL



A California                 Commission File                I.R.S. Employer
Corporation                     No. 1-1414                   No. 94-0745535



          140 New Montgomery Street, San Francisco, California 94105





                        Telephone Number (415) 542-9000

Form 8-K                                                          Pacific Bell
April 1, 1996


Item 5. Other Events.
- --------------------

On April 1, 1996, Pacific Telesis Group ("PTG"), the parent company of Pacific Bell (the "Company"), announced that it had entered into a definitive merger agreement with SBC Communications Inc. ("SBC"), pursuant to which PTG would, subject to regulatory and shareowner approvals and certain other conditions, become a wholly-owned subsidiary of SBC, and the Company would remain a wholly-owned subsidiary of PTG.












































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

Form 8-K                                                          Pacific Bell
April 1, 1996





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                   PACIFIC BELL




April 2, 1996                      By: /s/ J. R. Moberg
                                   ---------------------------
                                   J. R. Moberg
                                   Executive Vice President





























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